FORUM FUNDS

(the “Trust”)

Brown Advisory Small-Cap Value Fund

Supplement dated December 30, 2009

to the Prospectus and Statement of Additional Information

dated October 1, 2009

The Board of Trustees of the Trust has approved a name change for the Brown Advisory Small-Cap Value Fund (the “Fund”). Effective January 1, 2010, the new name of the Fund will be Brown Cardinal Small Companies Fund.

In addition, the Fund’s benchmark is changing effective January 1, 2010 from the Russell 2000 Value Index to the Russell 2000 Index to better reflect the Fund’s investments.

The following information replaces the Average Annual Returns Table in the Section entitled “Performance Information” on page 30 of the Prospectus:

Average Annual Total Returns

For the period ended December 31, 2008 Brown Cardinal Small Companies Fund	1 Year	5 Years	Since Inception(1)
Institutional Shares — Return Before Taxes	-37.91%	-0.90%	0.37%
Institutional Shares — Return After Taxes on Distributions(2)	-38.25%	-2.04%	-0.75%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares(2)	-24.21%	-0.74%	0.34%
A Shares — Return Before Taxes(3)	-40.47%	-2.31%	-1.06%

Russell 2000 Index(4)	-33.79%	-0.93%	0.16%
Russell 2000 Value Index(5)	-28.92%	0.27%	1.69%

(1)	For the period from October 31, 2003 through December 31, 2008.
(2)

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for A Shares will vary.

(3)	A Shares performance reflects the deduction of the maximum front-end sales load.
(4)

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest issuers based on a combination of their market cap and current index membership.

(5)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecast growth values.

Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.